Exhibit 99.1

Kulicke & Soffa Industries Inc.
1005 Virginia Drive
Fort Washington, PA 19034 USA
215-784-6000 phone
215-659-7588 fax
FOR IMMEDIATE RELEASE	www.kns.com

Kulicke & Soffa Reports Results for its First Fiscal Quarter 2009

Fort Washington, PA – January 30, 2009 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) today announced results for the quarter ended December 27, 2008. The Company reported net revenue from continuing operations of $37.4 million, and a loss from continuing operations of $18.2 million, or $0.30 per share. This press release contains both GAAP and non-GAAP information.

On a non-GAAP* basis, the Company reported first quarter net revenue from continuing operations of $37.4 million, and a loss from continuing operation of $22.2 million, or $0.37 per share.

During the quarter, the Company completed the divestiture of its Wire business and accordingly all operating results associated with this business are reported as discontinued operations. The Company also completed the acquisition of Orthodyne Electronics Corporation (“Orthodyne”) during the quarter.

GAAP Results:

	Q1 2009	Change vs. Q1 2008	Change vs. Q4 2008
Net Revenue	37,416	-70%	-39%
Gross Profit	13,928	-72%	-44%
Gross Margin	37.2%	-375 basis points	-339 basis points
Income (Loss) from continuing operations	(18,243)	-359%	-66%
Net Margin	-48.8%	-5,445 basis points	-3,076 basis points
EPS - Diluted from Continuing Operations	$ (0.30)	-350%	-43%

Non-GAAP Measures:

	Q1 2009	Change vs. Q1 2008	Change vs. Q4 2008
Net Revenue	37,416	-70%	-39%
Gross Profit	13,899	-73%	-44%
Gross Margin	37.1%	-388 basis points	-357 basis points
Income (Loss) from continuing operations	(22,164)	-367%	-116%
Net Margin	-59.2%	-6,595 basis points	-4,246 basis points
EPS - Diluted from Continuing Operations	$ (0.37)	-368%	-91%

*	Non-GAAP measures exclude: equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, severance plan, and related tax effects from expenses; debt extinguishment; and settlement of Israel tax assessment from income tax expense (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Commenting on the results, Scott Kulicke, Chairman and Chief Executive Officer, said, “The rapid deterioration of the global economy last year had a dramatic effect on our first quarter 2009 results. Demand fell across the entire semiconductor industry during the quarter as customers reduced capital equipment purchases to what we believe are below maintenance levels. Visibility into the timing and extent of any upturn remains extremely poor and challenging conditions are expected to persist at least through calendar 2009. We currently expect net revenue for our second fiscal quarter of 2009 to be approximately $30 million, although we believe there is a larger than normal range of possible results because of unusually low visibility.”

“In response to the industry’s present weakness, we have taken aggressive action. In November, we announced a headcount reduction of 240 positions and the cancellation of annual salary increases. In January, we initiated reductions in weekly hours for our direct labor force and significant wage cuts for all other employees. We also announced to our employees that further workforce reductions were forthcoming. The goal of these steps is to preserve the Company’s liquidity position so that we will be able to scale the business when the global economy recovers.”

“We believe the severity of the global economic downturn, and the rapidity with which it emerged, validates the strategic decisions we made over the last several quarters. The divestiture of our Wire business added $149.5 million in cash to our balance sheet before the inclusion of Orthodyne and the repayment of our 0.5% notes due in November, and reduced our working capital requirements. Our cash position permitted us to repurchase $3.0 million of our 1.0% Convertible Subordinated Notes due 2010 at a discount during the first quarter and to tender for the remaining $62 million of these bonds.”

“Although the business environment remains extremely difficult, we continue to make important progress in our technology portfolio. IConnPS, our new high-performance ball bonder for high-pin count applications, continues to achieve the technical and price performance we anticipated. First units of ConnXPS, our ball bonder for LED, discrete and low pin-count applications, were sold during the quarter, and the product continues to generate positive feedback from customers. Discovery development is proceeding on schedule. Orthodyne, our recently acquired wedge bonding business unit, concluded an important qualification of its PowerRibbonTM interconnect solution with a major European automotive supplier of high current power modules. Our product portfolio is strong and this strength will become apparent once the industry recovers.”

Significant Events

A number of significant events occurred during the quarter that impacted our financial statements

•	The sale of the Wire business, which resulted in $22.7 million of income (net of tax) from discontinued operations

•	The settlement of the Company’s Israel tax audit, which resulted in a $12.2 million tax benefit to net income

•	The completion of the acquisition of Orthodyne

•	Actions in response to the current economic weakness

•	The reduction of 240 positions in November, resulting in $7.6 million in annualized savings and $2.6 million of severance expense

•	Deferred annual salary increases, which will result in $4.7 million of cost avoidance

•	An equity compensation expense reversal of $1.6 million due to a decrease of estimated percentage attainment for fiscal 2007 and 2008 performance-based restricted stock awards

•	An expense of $2.6 million related to contractual commitments for former Test facilities

Other Financial Details

•	Total cash and investments of $175 million

•

Subsequent to quarter end, the Company announced a reduction of hours for its direct labor force, cut wages for all salaried employees between 5% -20%, and took other actions, which are expected to generate annual savings of $8.1 million

•	Subsequent to quarter end, the Company announced a tender offer for the outstanding portion of its 1.0% Convertible Subordinated Notes due in 2010

Key Product Highlights

•	IConnPS exceeding technical performance parameters

•	First sales of ConnXPS ball bonders

•	Over 200 customers attended private demonstration of Discovery at SEMICON Korea; Discovery is on schedule for formal launch at SEMI China, March 2009

•

Orthodyne concluded a 2-year joint development project with a major European automotive supplier for the qualification and implementation of its PowerRibbonTM interconnect solution into high current automotive power modules

Outlook for Second Fiscal Quarter 2009

•	Net revenue is expected to be approximately $30 million, although with a larger than normal range of possible results because of unusually low visibility.

Earnings Conference Call Details

A conference call and simultaneous audio webcast will be held today, January 30, 2009 beginning at 9:00 am (ET). Interested parties may call (877) 407-8037 or (201) 689-8037, or they may log on to http://www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 310017 (replay ID number). A replay will also be available on the K&S website at http://www.kns.com/investors/events. The replay will be available via phone and website for a limited period.

Discussion of Non-GAAP Measures

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management. Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results

The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

•

Equity-based compensation expenses. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments, the Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

•

Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Settlement of Israel tax assessment

•	Contractual commitments for former Test facilities

•	Severance plan

•	Debt extinguishment

•	Amortization of intangibles

•

Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense by the GAAP net income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income, net margin, and EPS. The Company calculates these measures as follows:

•	Gross Profit. K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

•	Gross Margin. K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

•

Net Income (loss) and Earnings per Share. K&S non-GAAP net income (loss) and EPS exclude equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, severance plan and related tax effects from expenses; debt extinguishment; and settlement of Israel tax assessment from income tax expense.

•

Net Margin. Non-GAAP net margin reflects the Company’s net margin equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, severance plan and related tax effects from expenses; debt extinguishment, and settlement of Israel tax assessment from income tax expense.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core wire bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to global economic conditions, future demand for our products, visibility regarding future demand for our products, future costs and savings associated with headcount and other reductions, our future revenue, liquidity position, sales, profitability, financial results, and product development. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: deteriorating global economic conditions, resulting in, among other things, sharply lower consumer demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets;, the risk of failure to successfully manage our operations; the risk of failure to successfully integrate Orthodyne; the risk that anticipated customer orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2008 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Geoff Grande, CFA

FD

P: (617) 747-1721

F: (617) 897-1511

geoff.grande@fd.com

Tom Johnson

Director – Investor Relations & Corporate Communications

Kulicke & Soffa

P: (215) 784-6411

F: (215) 784-6167

tjohnson@kns.com

# # #

GAAP Results:					GAAP Results:

	Q1 2009	vs. Q1 2008	vs. Q4 2008			Q1 2009	vs. Q1 2008	vs. Q4 2008
Net Revenue	37,416	-70%	-39%		Net Revenue	37,416	123,532	61,230
Gross Profit	13,928	-72%	-44%		Gross Profit	13,928	50,618	24,866
Gross Margin	37.2%	(375)	(339)	basis points	Gross Margin	37.2%	41.0%	40.6%
Net Income (Loss) from continuing operations	(18,243)	-359%	-66%		Net Income (Loss) from continuing operations	(18,243)	7,033	(11,017)
Net Margin	-48.8%	(5,445)	(3,076)	basis points	Net Margin	-48.8%	5.7%	-18.0%
EPS - Diluted from Continuing Operations	$(0.30)	-350%	-43%		EPS - Diluted from Continuing Operations	$(0.30)	$0.12	$(0.21)

Non-GAAP Measures:					Non-GAAP Measures:

	Q1 2009	vs. Q1 2008	vs. Q4 2008			Q1 2009	vs. Q1 2008	vs. Q4 2008
Net Revenue	37,416	-70%	-39%		Net Revenue	37,416	123,532	61,230
Gross Profit	13,899	-73%	-44%		Gross Profit	13,899	50,685	24,931
Gross Margin	37.1%	(388)	(357)	basis points	Gross Margin	37.1%	41.0%	40.7%
Net Income (Loss) from continuing operations	(22,164)	-367%	-116%		Net Income (Loss) from continuing operations	(22,164)	8,295	(10,273)
Net Margin	-59.2%	(6,595)	(4,246)	basis points	Net Margin	-59.2%	6.7%	-16.8%
EPS - Diluted from Continuing Operations	$(0.37)	-368%	-91%		EPS - Diluted from Continuing Operations	$(0.37)	$0.14	$(0.19)

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share and employee data)

(Unaudited)

	Three months ended
	December 29, 2007	December 27, 2008
Net revenue	$123,532	$37,416

Cost of sales	72,914	23,488

Gross profit	50,618	13,928

Selling, general and administrative	25,151	29,852
Research and development	14,532	15,400

Total operating expenses	39,683	45,252

Income (loss) from operations	10,935	(31,324)

Interest income	1,569	754
Interest expense	(872)	(734)
Gain on extinguishment of debt	170	1,179

Income (loss) from continuing operations, before tax	11,802	(30,125)

Provision (benefit) for income taxes	4,769	(11,882)

Income (loss) from continuing operations	7,033	(18,243)

Income from discontinued operations, net of tax	9,329	22,727

Net income	$16,362	$4,484

Income (loss) per share from continuing operations:
Basic	$0.13	$(0.30)

Diluted	$0.12	$(0.30)

Income from share of discontinued operations:
Basic	$0.18	$0.37

Diluted	$0.15	$0.37

Net income per share:
Basic	$0.31	$0.07

Diluted	$0.27	$0.07

Weighted average shares outstanding:
Basic	53,264	60,451
Diluted	62,425	60,451

Equity-based compensation expense included in continuing operations:
Cost of sales	$67	$(29)
Selling, general and administrative	1,470	(667)
Research and development	707	24

Total	$2,244	$(672)

	Three months ended
	December 29, 2007	December 27, 2008
Additional financial data:

Depreciation and amortization
Continuing operations	$2,113	$5,559
Discontinued operations	$231	$—

Capital expenditures
Continuing operations	$2,698	$2,433
Discontinued operations	$75	$—

	December 29, 2007	December 27, 2008
Backlog of orders
Continuing operations	$57,000	$53,000
Discontinued operations	$19,000	$—

Number of employees
Continuing operations	2,516	2,434
Discontinued operations	254	—

Note	– Statements of operations and additional financial data reflect accounting for the sale of the company’s Wire business as a discontinued operation in accordance with the requirements of FAS 144.

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 27, 2008	(Unaudited) December 27, 2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$144,932	$173,046
Restricted cash	35,000	—
Short-term investments	6,149	1,999
Accounts and notes receivable, net of allowance for doubtful accounts of $1,376 and $2,597 respectively	56,643	40,633
Inventories, net	27,236	52,048
Prepaid expenses and other current assets	18,729	17,765
Deferred income taxes	2,118	1,798
Current assets of discontinued operations	127,958	—

TOTAL CURRENT ASSETS	418,765	287,289

Property, plant and equipment, net	36,900	41,282
Intangible assets	386	57,187
Goodwill	2,709	29,109
Other assets	5,468	5,172
Non-current assets of discontinued operations	32,909	—

TOTAL ASSETS	$497,137	$420,039

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$72,412	$—
Accounts payable	25,028	11,682
Accrued expenses and other current liabilities	27,255	38,230
Income taxes payable	569	17,036
Current liabilities of discontinued operations	34,411	—

TOTAL CURRENT LIABILITIES	159,675	66,948

Long term debt	175,000	172,000
Other liabilities	37,780	13,750
Deferred income taxes	21,591	15,643
Other liabilities of discontinued operations	624	—

TOTAL LIABILITIES	394,670	268,341

SHAREHOLDERS’ EQUITY
Common stock, no par value	295,841	341,598
Treasury stock, at cost	(46,118)	(46,118)
Accumulated deficit	(149,465)	(144,981)
Accumulated other comprehensive income	2,209	1,199

TOTAL SHAREHOLDERS’ EQUITY	102,467	151,698

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$497,137	$420,039

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended
	December 29, 2007	December 27, 2008
Net cash provided by (used in) continuing operations	$(7,825)	$2,012
Net cash used in discontinued operations	(17,039)	(779)

Net cash provided by (used in) operating activities	$(24,864)	$1,233

Net cash used in investing activities, continuing operations	(1,197)	(48,880)
Net cash provided by (used in) investing activities, discontinued operations	(120)	149,857

Net cash provided by (used in) investing activities	$(1,317)	$100,977

Net cash used in financing activities, continuing operations	(3,607)	(74,187)
Effect of exchange rate changes on cash and cash equivalents	212	91

Changes in cash and cash equivalents	$(29,576)	$28,114
Cash and cash equivalents, beginning of period	150,571	144,932

Cash and cash equivalents, end of period	$120,995	$173,046

Short-term investments	17,832	1,999

Total cash and investments	$138,827	$175,045

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

(In thousands)

(Unaudited)

Fiscal 2009:

	Equipment Segment	Expendable Tools Segment (1)	Consolidated
Three months ended December 27, 2008

Net revenue	$23,659	$13,757	$37,416
Cost of sales	16,657	6,831	23,488

Gross profit	7,002	6,926	13,928
Operating expenses	38,733	6,519	45,252

Income (loss) from continuing operations	$(31,731)	$407	$(31,324)

Fiscal 2008:
	Equipment Segment	Expendable Tools Segment (1)	Consolidated
Three months ended December 29, 2007

Net revenue	$107,458	$16,074	$123,532
Cost of sales	65,793	7,121	72,914

Gross profit	41,665	8,953	50,618
Operating expenses	33,274	6,409	39,683

Income from continuing operations	$8,391	$2,544	$10,935

Note (1) - Beginning in fiscal 2009, the Company’s Packaging Materials segment was renamed Expendable Tools.

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended December 29, 2007	Three months ended December 27, 2008
	(GAAP results)
Net revenue	$123,532	$37,416
Gross profit	50,618	13,928
Income (loss) from operations	10,935	(31,324)
Income (loss) from continuing operations	7,033	(18,243)

Weighted average shares outstanding
Basic	53,264	60,451
Diluted	62,425	60,451

Income (loss) per share from continuing operations
Basic	$0.13	$(0.30)
Diluted	$0.12	$(0.30)

	(Non-GAAP measures)
Net revenue	$123,532	$37,416
Gross profit	50,685	13,899
Income (loss) from operations	13,223	(21,837)
Income (loss) from continuing operations	8,295	(22,164)

Weighted average shares outstanding
Basic	53,264	60,451
Diluted	62,425	60,451

Income (loss) per share from continuing operations
Basic	$0.16	$(0.37)
Diluted	$0.14	$(0.37)

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	Expendable Tools Segment (1)	Consolidated
Fiscal 2009:

Three months ended December 27, 2008
	(GAAP results)
Net revenue	$23,659	$13,757	$37,416
Gross profit	7,002	6,926	13,928
Income (loss) from operations	(31,731)	407	(31,324)

	(Non-GAAP measures)
Net revenue	$23,659	$13,757	$37,416
Gross profit	7,017	6,882	13,899
Income (loss) from operations	(26,237)	4,400	(21,837)

Fiscal 2008:

Three months ended December 29, 2007

	(GAAP results)
Net revenue	$107,458	$16,074	$123,532
Gross profit	41,665	8,953	50,618
Income from operations	8,391	2,544	10,935

	(Non-GAAP measures)
Net revenue	$107,458	$16,074	$123,532
Gross profit	41,701	8,984	50,685
Income from operations	10,223	3,000	13,223

Note (1) - Beginning in fiscal 2009, the Company’s Packaging Materials segment was renamed Expendable Tools.

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended December 29, 2007	% of Revenue	Three months ended December 27, 2008	% of Revenue
Net revenue (GAAP results)	$123,532		$37,416
Net revenue (Non-GAAP measures)	123,532		37,416

Gross profit (GAAP results)	50,618	41.0%	13,928	37.2%
- Equity-based compensation expense	67		(29)

Gross profit (Non-GAAP measures)	50,685	41.0%	13,899	37.1%

Income (loss) from operations (GAAP results)	10,935	8.9%	(31,324)	-83.7%
- Equity-based compensation expense	2,244		(672)
- Severance plan	—		2,586
- Facilities contractual commitments	—		2,608
- Tax settlement expense	—		2,212
- Amortization of intangibles	44		2,753

Income (loss) from operations (Non-GAAP measures)	13,223	10.7%	(21,837)	-58.4%

Income (loss) from continuing operations (GAAP results)	7,033	5.7%	(18,243)	-48.8%
- Equity-based compensation expense	2,244		(672)
- Severance plan	—		2,586
- Facilities contractual commitments	—		2,608
- Tax settlement expense	—		2,212
- Amortization of intangibles	44		2,753
- Gain on extinguishment of debt	(170)		(1,179)
- Tax settlement benefit	—		(12,154)
- Tax effect of non-GAAP adjustments	(856)		(75)

Income (loss) from continuing operations (Non-GAAP measures)	8,295	6.7%	(22,164)	-59.2%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	53,264		60,451
Diluted	62,425		60,451

Income (loss) per share from continuing operations (GAAP results)
Basic	$0.13		$(0.30)
Diluted	$0.12		$(0.30)

Adjustments to net income (loss) per share
Basic	$0.03		$(0.07)
Diluted	$0.02		$(0.07)

Income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$0.16		$(0.37)
Diluted	$0.14		$(0.37)

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	% of Revenue	Expendable Tools Segment (1)	% of Revenue	Consolidated
Fiscal 2009:

Three months ended December 27, 2008

Net revenue (GAAP results)	23,659		13,757		37,416
Net revenue (Non-GAAP measures)	23,659		13,757		37,416

Gross profit (GAAP results)	7,002	29.6%	6,926	50.3%	13,928
- Equity-based compensation expense	15		(44)		(29)

Gross profit (Non-GAAP measures)	7,017	29.7%	6,882	50.0%	13,899

Income (loss) from operations (GAAP results)	(31,731)	-134.1%	407	3.0%	(31,324)
- Equity-based compensation expense	(367)		(305)		(672)
- Severance plan	1,600		986		2,586
- Facilities contractual commitments	2,165		443		2,608
- Tax settlement expense	—		2,212		2,212
- Amortization of intangibles	2,096		657		2,753

Income (loss) from operations (Non-GAAP measures)	(26,237)	-110.9%	4,400	32.0%	(21,837)

Fiscal 2008:

Three months ended December 29, 2007

Net revenue (GAAP results)	107,458		16,074		123,532
Net revenue (Non-GAAP measures)	107,458		16,074		123,532

Gross profit (GAAP results)	41,665	38.8%	8,953	55.7%	50,618
- Equity-based compensation expense	36		31		67

Gross profit (Non-GAAP measures)	41,701	38.8%	8,984	55.9%	50,685

Income from operations (GAAP results)	8,391	7.8%	2,544	15.8%	10,935
- Equity-based compensation expense	1,788		456		2,244
- Amortization of intangibles	44		—		44

Income from operations (Non-GAAP measures)	10,223	9.5%	3,000	18.7%	13,223

Note (1) - Beginning in fiscal 2009, the Company’s Packaging Materials segment was renamed Expendable Tools.